EXHIBIT 10.65

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                                V-ONE CORPORATION

             SERIES D CONVERTIBLE PREFERRED STOCK AND NON-DETACHABLE
                           WARRANT PURCHASE AGREEMENT












                               FEBRUARY 14, 2001



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



                                TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----

1.         PURCHASE AND SALE OF SERIES D CONVERTIBLE PREFERRED STOCK..................................1
    1.1      AUTHORIZATION OF SERIES D CONVERTIBLE PREFERRED STOCK....................................1
    1.2      SALE AND ISSUANCE OF SERIES D CONVERTIBLE PREFERRED STOCK AND NON-DETACHABLE
    WARRANTS..........................................................................................1
    1.3      CLOSING..................................................................................2
    1.4      EARLY CLOSING............................................................................2
    1.5      SUBSEQUENT SALES OF SERIES D SHARES......................................................2

2.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................................2
    2.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION............................................3
    2.2      CAPITALIZATION...........................................................................3
    2.3      SUBSIDIARIES.............................................................................3
    2.4      AUTHORIZATION............................................................................4
    2.5      ISSUANCE OF PREFERRED STOCK, WARRANTS AND COMMON STOCK...................................4
    2.6      CONSENTS.................................................................................4
    2.7      LITIGATION...............................................................................5
    2.8      EMPLOYEES; EMPLOYEE COMPENSATION.........................................................5
    2.9      PATENTS AND TRADEMARKS...................................................................5
    2.10     COMPLIANCE WITH OTHER INSTRUMENTS........................................................6
    2.11     COMPLIANCE AND PERMITS...................................................................6
    2.12     ENVIRONMENTAL AND SAFETY LAWS............................................................6
    2.13     DISCLOSURE...............................................................................6
    2.14     REGISTRATION RIGHTS......................................................................7
    2.15     TITLE TO PROPERTY AND ASSETS.............................................................7
    2.16     AGREEMENTS; ACTION.......................................................................7
    2.17     SHAREHOLDER AGREEMENTS...................................................................8
    2.18     BROKERS OR FINDERS.......................................................................8
    2.19     CORPORATE DOCUMENTS......................................................................8
    2.20     EMPLOYEE BENEFIT PLANS...................................................................8
    2.21     RELATED-PARTY TRANSACTIONS...............................................................8
    2.22     FINANCIAL STATEMENTS.....................................................................8
    2.23     CHANGES..................................................................................9
    2.24     TAX RETURNS, PAYMENTS AND ELECTIONS.....................................................10
    2.25     INSURANCE...............................................................................11
    2.26     MERGER ARRANGEMENTS.....................................................................11
    2.27     YEAR 2000 COMPATIBILITY.................................................................11
    2.28     USE OF PROCEEDS.........................................................................11

3.         REPRESENTATIONS AND WARRANTIES OF THE INVESTORS...........................................11
    3.1      EXPERIENCE..............................................................................11
    3.2      INVESTMENT..............................................................................11




                                                  -i-

    3.3      RULE 144................................................................................12
    3.4      PUBLIC MARKET...........................................................................12
    3.5      ACCESS TO DATA..........................................................................12
    3.6      ACCREDITED INVESTOR/QIB STATUS..........................................................13
    3.7      AUTHORIZATION...........................................................................13

4.         CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING...........................................13
    4.1      NO INJUNCTION, ETC......................................................................13
    4.2      REPRESENTATIONS AND WARRANTIES..........................................................13
    4.3      PERFORMANCE.............................................................................13
    4.4      COMPLIANCE CERTIFICATE..................................................................13
    4.5      LEGAL OPINION; BLUE SKY LETTER..........................................................13
    4.6      SECRETARY'S CERTIFICATE.................................................................14
    4.7      QUALIFICATIONS..........................................................................14
    4.8      PROCEEDINGS AND DOCUMENTS...............................................................14

5.         CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING........................................14
    5.1      REPRESENTATIONS AND WARRANTIES..........................................................14
    5.2      PERFORMANCE.............................................................................14
    5.3      SECURITIES LAW COMPLIANCE...............................................................14

6.         REGISTRATION RIGHTS.......................................................................14
    6.1      DEFINITIONS.............................................................................14
    6.2      REQUIRED REGISTRATION...................................................................15
    6.3      DEMAND REGISTRATION.....................................................................16
    6.4      PIGGY-BACK REGISTRATION.................................................................17
    6.5      REGISTRATION ON FORM S-3................................................................18
    6.6      HOLDBACK AGREEMENTS; DEFERRAL...........................................................19
    6.7      REGISTRATION PROCEDURES.................................................................20
    6.8      REGISTRATION EXPENSES...................................................................24
    6.9      INDEMNIFICATION; CONTRIBUTION...........................................................24
    6.10     PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.............................................27
    6.11     RULE 144................................................................................27
    6.12     TRANSFER OF REGISTRATION RIGHTS.........................................................27

7.         MISCELLANEOUS.............................................................................27
    7.1      SURVIVAL OF WARRANTIES..................................................................27
    7.2      GOVERNING LAW...........................................................................27
    7.3      SUCCESSORS AND ASSIGNS..................................................................27
    7.4      ENTIRE AGREEMENT; AMENDMENT.............................................................27
    7.5      NOTICES, ETC............................................................................28
    7.6      NO IMPLIED RIGHTS.......................................................................28
    7.7      DELAYS OR OMISSIONS.....................................................................28
    7.8      EXPENSES................................................................................28


                                                 -ii-

    7.9      FINDER'S FEE............................................................................28
    7.10     COUNTERPARTS............................................................................29
    7.11     SEVERABILITY............................................................................29


EXHIBITS

Exhibit A  Schedule of Janney Investors
Exhibit B  Schedule of Other Investors
Exhibit C Certificate of Designations of Series D Convertible Preferred Stock Exhibit D Form of Warrant
Exhibit E  Schedule of Exceptions
Exhibit F  Legal Opinion of Kirkpatrick & Lockhart LLP

                                V-ONE CORPORATION

             SERIES D CONVERTIBLE PREFERRED STOCK AND NON-DETACHABLE
                           WARRANT PURCHASE AGREEMENT

                  This Series D Convertible Preferred Stock and Non-Detachable Warrant Purchase Agreement (the "Agreement") is made as of the 14th day of February, 2001, by and among V-ONE Corporation, a Delaware corporation (the "Company"), with its principal office at 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874, Janney Montgomery Scott LLC ("Janney") as nominee for those investors listed on EXHIBIT A hereto (the "Janney Investors"), and the other investors listed on EXHIBIT B hereto (the "Other Investors" and together with the Janney Investors, the "Investors").

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.  PURCHASE AND SALE OF SERIES D CONVERTIBLE PREFERRED STOCK.

                  1.1 AUTHORIZATION OF SERIES D CONVERTIBLE PREFERRED STOCK. The Company shall duly adopt and file with the Secretary of State of the State of Delaware the Certificate of Designations of the Series D Convertible Preferred Stock of the Company in substantially the form attached hereto as EXHIBIT C (the "Certificate of Designations"), which shall be effective on or before the Closing (as defined below).

                  1.2 SALE AND ISSUANCE OF SERIES D CONVERTIBLE PREFERRED STOCK AND NON-DETACHABLE WARRANTS. Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing that number of units (the "Units") comprised of (i) five (5) shares of the Company's Series D Convertible Preferred Stock (the "Series D Shares") and (ii) a non-detachable warrant (each a Warrant, and collectively, the "Warrants") in substantially the form attached hereto as EXHIBIT D to purchase one (1) share of the Company's common stock, par value $0.001 per share (the "Common Stock"), as set forth opposite such Investor's name on EXHIBIT A or EXHIBIT B hereto (as the case may be). The Units shall be purchased by the Investors and sold by the Company at a per Unit purchase price equal to $9.55.

                  1.3 CLOSING. The purchase and sale of the Units shall take place in one Closing, with the Closing to take place at the offices of Janney at 10:00 a.m., on February 14th, 2001, or at such other time and place as the Company and the Investors acquiring in the aggregate more than half of the Units sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor (i) a certificate or certificates representing the Series D Shares and (ii) the Warrants that such Investor is purchasing against payment of the purchase price therefor by wire transfer of immediately available U.S. funds in accordance with the following wire transfer instructions:

                               PNC Bank
                               Philadelphia, PA
                               ABA # 031000053

                               For Credit To:
                               Janney Montgomery Scott Escrow
                               Acct. # 8614963625

                               Further Credit to:

                  1.4 EARLY CLOSING. Notwithstanding anything else contained in this Section 1, any Investor may meet its obligations under this Section 1 earlier than the date of the Closing and may waive any closing condition in order to close as to all or a portion of such Investor's obligations hereunder on such earlier date. Such early closing date shall be deemed to be the date of the Closing as to such Investor and the Units purchased by such Investor.

                  1.5 SUBSEQUENT SALES OF SERIES D SHARES. If less than all of the Series D Shares reserved for issuance are sold at the Closing, then, subject to the terms and conditions of this Agreement, the Company may sell, within ninety (90) days after the Closing, at an additional closing or closings (hereinafter the "Additional Closing") up to the balance of the Series D Shares reserved for issuance but unissued (together with the Warrants relating thereto) to such persons or entities as the Company may determine at the same price per Unit as the Units purchased and sold at the Closing. Any such sale shall be on the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement and shall have the same rights and obligations hereunder. The purchasers of such Units upon delivery of an additional counterpart to this Agreement shall be deemed "Investors" and such shares and warrants purchased by them shall be deemed to be "Series D Shares" and "Warrants" for purposes of this Agreement. The Additional Closing shall take place at such time and place as the Company and the additional Investors may agree. The Closing and the Additional Closing are sometimes referred to as the "Closing" or the "Closings."

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT E, the Company hereby represents and warrants as follows as of the date hereof, except as otherwise expressly set forth below:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted, to execute and deliver this Agreement, to issue and sell (or reserve for issuance) the Series D Shares and the Common Stock issuable upon conversion of the Series D Shares, the Warrants and the Common Stock issuable upon exercise of the Warrants and to carry out the provisions of this Agreement and the Certificate of Designations. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties or financial condition. True and accurate copies of the Company's Certificate of Incorporation, the Certificate of Designations and the Company's Bylaws, each as amended and in effect at the Closing, have been delivered to the Investors.

                  2.2 CAPITALIZATION. The authorized capital stock of the Company immediately prior to the Closing consists of 50,000,000 shares of Common Stock, of which 22,126,871 shares are issued and outstanding as of February 12, 2001, and 13,333,333 shares of Preferred Stock, par value $0.001 per share, 1,287,554 of which are designated as shares of Series B Preferred Stock, of which 1,287,554 shares are issued and outstanding, and 500,000 of which are designated as Series C Preferred Stock, 54,714 of which are issued and outstanding, and 3,765,000 of which are designated as Series D Convertible Preferred Stock, none of which are issued and outstanding. The rights, privileges and preferences of the Series D Shares are as stated in the Certificate of Designations. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Company has reserved 3,675,000 shares of Series D Convertible Preferred Stock for issuance hereunder. The Company has reserved 735,000 shares of Common Stock for issuance upon exercise of the Warrants, and 3,675,000 shares of Common Stock for issuance upon the conversion of the Series D Convertible Preferred Stock. The Company has reserved an aggregate of 5,000,000 shares of Common Stock for issuance under the Company's Stock Option Plan (the "Stock Option Plan"), 3,702,939 shares of which are subject to options. Other than as set forth in the Agreement, the Certificate of Designations, conversion privileges of the Series B Preferred Stock, rights of the holders of Series C Preferred Stock to tender such stock to the Company to exercise the warrants attached thereto, warrants to purchase 547,140 shares of Common Stock issued in connection with the Series C Preferred Stock, and warrants to otherwise purchase 624,914 shares of Common Stock, and the Warrants and conversion privileges to be issued pursuant to the Agreement, to our knowledge there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition of any securities of the Company. All outstanding shares have been issued in compliance with applicable state and federal securities laws.

                  2.3 SUBSIDIARIES. Except for 10,000 shares of common stock of Network Flight Recorder, Inc. representing a 9.9% ownership interest therein, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

                  2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Warrants, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series D Shares and the Common Stock issuable upon conversion of the Series D Shares and upon exercise of the Warrants has been taken or will be taken prior to the Closing, and this Agreement and the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

                  2.5 ISSUANCE OF PREFERRED STOCK, WARRANTS AND COMMON STOCK. The Series D Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein will be duly and validly issued, fully paid, and nonassessable, will have the rights, preferences and privileges described in the Certificate of Designations and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Warrants, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein will be duly and validly issued. The Common Stock issuable upon conversion of the Series D Shares and upon exercise of the Warrants has been duly and validly authorized and reserved for issuance and, upon issuance following the conversion of Series D Shares and/or in accordance with the terms of the Warrants (as the case may be), will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Company intends to take the position that the issuance and redemption of the Series D Shares and the conversion thereof into Common Stock and the issuance of the Warrants and Common Stock issuable on the exercise thereof do not create constructive distributions under Section 305 of the Internal Revenue Code of 1986, as amended and the related regulations thereunder (the "Code"). A holder of the Series D Shares shall be bound by this determination, unless the holder thereof specifically adopts a different position and correctly notifies the Internal Revenue Service thereof.

                  2.6 CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or with any other person or entity on the part of the Company is required in connection with the offer, sale or issuance of the Series D Shares, the Warrants and the Common Stock issuable upon conversion of the Series D and upon exercise of the Warrants or the consummation of any other transaction contemplated hereby, except the filing of the Certificate of Designations in the office of the Secretary of State of the State of Delaware, which shall be filed by the Company on or prior to the Closing. Based in part on the representations of the Investors set forth in
Section 3 below, the offer, sale and issuance of the Series D Shares and the Warrants in conformity with the terms of this Agreement and the issuance of the Common Stock issuable upon conversion of the Series D Shares and upon exercise of the Warrants, each are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and from registration or qualification under applicable state securities or blue sky laws.

                  2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened before any court, administrative agency or other governmental body against the Company which questions the validity of this Agreement or the Warrants or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which could result, either individually or in the aggregate, in any material adverse change in the condition (financial or other), business, property, assets or liabilities of the Company. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                  2.8 EMPLOYEES;  EMPLOYEE COMPENSATION.  Except as described in
Section 2.20 hereof, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement or arrangement with any collective bargaining agent. No employees of the Company are represented by any labor union or covered by any collective bargaining agreement. There is no pending or, to the best of the Company's knowledge, threatened labor dispute involving the Company and any group of its employees. The Company is not aware that any key officer or key employee intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable federal equal opportunity and other laws.

                  2.9 PATENTS AND TRADEMARKS.  Except for the security  interest granted to Transamerica Business Credit Corporation as described in the Company's Form 8-K dated March 12, 1999, the Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes and other intellectual property rights necessary for its business as now conducted without, to the best of the Company's knowledge, any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes or other intellectual property rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement or the

Warrants, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

                  2.10 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the Closing. The Company is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, which violation or default, individually or in the aggregate with all other such violations or defaults, would materially adversely affect the condition (financial or other), business, property, assets or liabilities of the Company, or of any provision of any federal, state or local statute, rule or governmental regulation, which violation or default, individually or in the aggregate with all other such violations or defaults, would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company. The execution, delivery and performance of and compliance with this Agreement and the Warrants, and the issuance and sale of the Series D Shares and the Warrants, will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

                  2.11 COMPLIANCE AND PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

                  2.12 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, to its knowledge, no material expenditures are currently required in order to comply with any such existing statute, law or regulation.

                  2.13 DISCLOSURE. The Company has fully provided each Investor with all the information that such Investor has reasonably requested for deciding whether to purchase the Series D Shares and the Warrants. As to any projections furnished to the Investors, such projections were prepared in good faith by the Company, but the Company makes no representation that it will be able to achieve such projections. Neither this Agreement, the Warrants, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. The Confidential Private Placement Memorandum dated February __, 2001, as amended or supplemented to date (the "PPM") provided to the Investors prior to the date hereof, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As to financial projections, market forecasts, business or customer prospects, proposed schedules or any other forward-looking statements contained in the PPM, such financial projections, market forecasts, business or customer prospects, proposed schedules or other forward-looking statements were prepared in good faith by the Company, but the Company makes no representation and there can be no assurance that it will be able to achieve such projections, that the market will develop as forecasted, that it will convert such prospects into business agreements or customers, that it will meet or attain such schedules or that any other forward-looking statements will come about as stated.

                  2.14 REGISTRATION RIGHTS. Except as set forth herein, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity for the public offering of its securities. The Company is not restricted from granting any registration rights to the Investors.

                  2.15 TITLE TO PROPERTY AND ASSETS. The Company has good title to all of its properties and assets free and clear of all mortgages, liens and encumbrances, except liens for current taxes and assessments not yet due and possible minor liens and encumbrances which do not, in the aggregate, materially detract from the value of the property subject thereto or materially impair the operations of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and, to its knowledge, holds a valid leasehold interest free of all liens, claims or encumbrances. The Company's properties and assets are in good condition and repair in all material respects.

                  2.16 AGREEMENTS; ACTION.

                       (a) Except for agreements explicitly contemplated, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

                       (b) Except for agreements  listed in the Company's public
filings with the Securities and Exchange Commission and other than in the ordinary course of business, there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve
(i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $50,000, or (ii) the license of any material patent, copyright, trade secret or other proprietary right to or from the Company, or (iii) provisions restricting or adversely affecting the development, commercialization or distribution of the Company's products or services or (iv) indemnification by the Company with respect to infringements of proprietary rights.

                       (c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary trade debt) individually in excess of

$10,000 or, in the case of indebtedness or liabilities individually less than $10,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses which have not been paid in full, or (iv) sold, exchanged or otherwise disposed of any of its material assets or rights, other than the sale of its inventory or licensing of its software in the ordinary course of business.

                       (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  2.17 SHAREHOLDER AGREEMENTS. Except as contemplated by this Agreement, there are no agreements between the Company and any of the Company's shareholders, or to the best knowledge of the Company, among any of the Company's shareholders, relating to the Company or which in any way affect any shareholder's ability or right freely to transfer or vote such shares (except restrictions designed to provide compliance with securities laws).

                  2.18 BROKERS OR FINDERS.

The Company has agreed not to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions, or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

                  2.19 CORPORATE DOCUMENTS. Except for the amendments to the Company's Certificate of Incorporation set forth in the Certificate of Designations, the Certificate of Incorporation and Bylaws of the Company are in the form previously provided to the Investors.

                  2.20 EMPLOYEE BENEFIT PLANS. Except for the Company's 401(k) plan, the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  2.21 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of the Company, or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

                  2.22 FINANCIAL STATEMENTS. The Company's audited financial statements (balance sheet and profit and loss statement and statement of cash flows, including notes thereto) at December 31, 1999 and 1998 and for the fiscal years then ended, and its unaudited financial statements (balance sheet and profit and loss statement) at and for the three-month periods ended March 31, 2000, June 30, 2000 and September 30, 2000 (collectively, the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2000 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  2.23 CHANGES. Since September 30, 2000, except in the ordinary course of business, there has not been:

                       (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                       (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

                       (c) any waiver by the Company of a valuable right or of a material debt owed to it;

                       (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business or that is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted);

                       (e) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

                       (f) any material changes in any compensation arrangement or agreement with any employee;

                       (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                       (h) any resignation or termination of employment of any key officer of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                       (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                       (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                       (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                       (l) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

                       (m) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted); or

                       (n) any agreement or commitment by the Company to do any of the things described in this Section 2.23.

                  2.24 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Code to be treated as an S corporation or has made an election under Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material adverse effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns have ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

                  2.25 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, which are, in the opinion of management, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect general liability insurance in amounts customary for companies similarly situated.

                  2.26 MERGER ARRANGEMENTS. The Company has not reached any understandings or entered into any arrangements regarding (i) the consolidation or merger of the Company with or into any corporation or corporations, (ii) the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) any other form of acquisition, liquidation, dissolution or winding up of the Company.

                  2.27 YEAR 2000 COMPATIBILITY. The Company's material products (including products currently under development) record, store, process and calculate and present calendar dates falling on and after January 1, 2000, and calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as the products recorded, stored, processed, calculated and presented calendar dates on or before December 31, 1999, or calculated any information dependent on or relating to such dates (collectively "Year 2000 Compliant"). All of the Company's material internal computer systems, including without limitation, its accounting systems, are Year 2000 Compliant.

                  2.28 USE OF PROCEEDS. The Company shall use the net proceeds received by the Company from the sale of the Units for working capital purposes as determined by the Board of Directors of the Company (the "Board").

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor and Janney solely as the nominee for the Janney Investors hereby represents and warrants severally and not jointly that:

                  3.1 EXPERIENCE. The Investor is experienced in evaluating companies such as the Company, is able to fend for the Investor's self in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor's prospective investment in the Company, and has the ability to bear the economic risks of the investment.

                  3.2 INVESTMENT. The Investor is acquiring the Series D Shares and the Warrants (and the Common Stock issuable upon conversion of the Series D Shares and upon exercise of the Warrants) for investment, for the Investor's own account and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Series D Shares and the Warrants (and the Common Stock issuable upon conversion of the Series D Shares and upon exercise of the Warrants) have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Investor understands that the Warrants are "non-detachable warrants" and, as such, until the redemption or conversion in full of such Investor's Series D Shares, may not be sold or transferred other than in connection with the sale or transfer of shares of Series D Shares. The Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Series D Shares (or any Common Stock acquired upon the conversion thereof) or Warrants (or any Common Stock acquired upon the exercise thereof), other than as set forth. The Investor understands and acknowledges that the offering of the Series D Shares and any Common Stock issuable on the exercise of the Warrants and upon conversion of the Series D Shares will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

                  3.3 RULE 144. The Investor acknowledges that the Series D Shares (and the Common Stock issuable upon conversion of the Series D Shares and upon exercise of the Warrants) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Investor covenants that, in the absence of an effective registration statement covering the stock in question, the Investor will sell, transfer, or otherwise dispose of the Series D Shares (or any Common Stock acquired upon the conversion thereof) and the Warrants (and any Common Stock issued on the exercise thereof) only in a manner consistent with the Investor's representations and covenants set forth in this Section 3. In connection therewith, the Investor acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

                  3.4 PUBLIC MARKET. The Investor acknowledges that no public market now exists for the Series D Shares or the Warrants, and that no public market may ever exist for the Series D Shares.

                  3.5 ACCESS TO DATA. The Investor has received and reviewed information about the Company and has had an opportunity to review and discuss the Company's business, management and financial affairs with its management and to review the PPM. The Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investor to rely thereon.

                  3.6 ACCREDITED INVESTOR/QIB STATUS Each Investor is either an "accredited investor" (within the meaning of Rule 501 under the Securities Act) or a "qualified institutional buyer" (within the meaning of Rule 144A under the Securities Act).

                  3.7 AUTHORIZATION. This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

4. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of each Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived by such Investor:

                  4.1 NO INJUNCTION, ETC. No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

                  4.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing in all material respects.

                  4.3 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.4 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the Closing a certificate stating that the conditions specified in Sections 4.2 and 4.3 have been fulfilled and that there has been no material adverse change in the business, operations, properties, assets or condition of the Company since the date of the Financial Statements.

                  4.5 LEGAL OPINION; BLUE SKY LETTER. Counsel for the Company, Kirkpatrick & Lockhart LLP, shall deliver a legal opinion to each Investor as to matters relating to the issuance and sale of the Series D Shares and the Warrants hereunder, federal compliance in connection therewith, the compliance by the Company with such federal securities laws in connection with prior offerings by the Company, and other matters reasonably requested by the Investors, such opinion to be in substantially the form attached hereto as EXHIBIT F as well as a Blue Sky letter concerning the offer and sale of the Series D Shares and the Warrants and compliance with state securities laws in connection therewith.

                  4.6 SECRETARY'S CERTIFICATE. The Secretary of the Company shall deliver to each Investor an Secretary's Certificate in the form and substance as reasonably requested by the Investor.

                  4.7 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series D Shares and the Warrants pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  4.8 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investors:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investors contained in Section 3 shall be true and correct on and as of the Closing.

                  5.2 PERFORMANCE. The Investors shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

                  5.3 SECURITIES LAW COMPLIANCE. The Company shall have obtained all necessary permits and qualifications, if any, required by any state or country or secured an exemption therefrom, for the offer and sale of the Series D Shares and the Warrants.

6.  REGISTRATION RIGHTS.

                  6.1 DEFINITIONS.

                  "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the State of Delaware are authorized by law to close.

                  "HOLDER" means an Investor; provided, however that an Investor shall cease to be a Holder if and when such Investor owns Common Stock and/or securities exercisable or convertible into Common Stock representing in the aggregate less than 5% percent of the outstanding Common Stock and such Investor may dispose of all Registrable Securities then owned by such Investor pursuant to Rule 144(k) (or any successor rule) under the Securities Act, and in such case the Registrable Securities owned by such Investor shall cease to be Registrable Securities.

                  "PERSON" means any natural person, company, limited partnership, general partnership, joint stock company, joint venture, association, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

                  "REGISTRABLE SECURITIES" means the Common Stock issued or issuable upon (i) the exercise of the Warrants or (ii) the conversion of Series D Shares pursuant to the Certificate of Designations, and any Common Stock and any other securities issued or issuable with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or (c) it has ceased to be a Registrable Security in accordance with the proviso to the definition of Holder provided for herein.

                  "SEC" means the Securities and Exchange Commission or any successor governmental agency.

                  "SELLING HOLDER" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

                  "SUBSIDIARY" means (i) any company or other entity a majority of the capital stock of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner.

                  "UNDERWRITER"  means a securities  dealer which  purchases any
Registrable   Securities   as  principal  and  not  as  part  of  such  dealer's
market-making activities.

                  6.2  REQUIRED REGISTRATION.

                       (a) Prior to the six month anniversary of the Closing, the Company shall use its best efforts to file a registration statement (the "Required Registration Statement") on Form S-3 with the SEC registering for sale under the Securities Act the Registrable Securities. If the Company is unable to use Form S-3, another form of registration statement for which the Company is eligible will be used. Any Holder who does not wish to include Registrable Securities in the Required Registration Statement to be filed by the Company pursuant to this Section 6.2(a) shall provide written notice to the Company prior to the date upon which such filing is made with the SEC.

                       (b) By executing this Agreement, each Holder acknowledges that the Company's obligation under this Section 6.2 to register is limited to one registration statement which becomes effective under the Securities Act, and, provided that the Company complies with its obligations under this Agreement, no further registration statements (other than required amendments or supplements to the original registration statement) will be filed for the benefit of the Holders pursuant to this Section 6.2.

                       (c) EFFECTIVENESS OF REGISTRATION STATEMENT. The Company shall use best efforts to obtain effectiveness of the Required Registration Statement as soon as practicable and shall continue to use its best efforts to maintain such effectiveness for the registration for a period of one hundred and eighty (180) days. Any registration pursuant to this Agreement shall not be deemed to have been effected unless it has become effective with the SEC.
Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if after it has become effective under the Securities Act, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                       (d) ELIGIBILITY FOR FORM S-3. The Company represents and warrants that it meets as of the date hereof the requirements for the use of Form S-3 for registration of the sale by a Holder of the Registrable Securities.

                  6.3  DEMAND REGISTRATION.

                       (a) REQUEST FOR REGISTRATION.

                           (i)  If,  at  any  time   following   the  six  month
anniversary of the Closing, Holders holding at least 30% in the aggregate of the Registrable Securities request (a "Demand Request") that the Company file a Registration Statement pursuant to the Securities Act covering the sale of all or part of their Registrable Securities (a "Demand Registration"), the Company shall (i) promptly give written notice of the proposed Demand Registration to all other Holders, (ii) use its best efforts to effect such Demand Registration as soon as reasonably practicable but in any event within forty-five (45) days after receiving a Demand Request (the "Required Filing Date") so as to permit the sale and distribution of all or such portion of the Registrable Securities as are specified in such Demand Request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such Demand Request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company, and
(iii) use its best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing. Each Demand Request shall specify the number of shares of Registrable Securities proposed to be sold.

                           (ii)  Subject to Section  6.3(b),  if the Company has
effected two Demand Registrations in response to the request of the Holders, then the Company shall not be obligated to respond to further Demand

Registrations pursuant to this Section. The Company shall not be obligated to effect more than one Demand Registration in any twelve-month period.

                       (b) EFFECTIVE REGISTRATION AND EXPENSES. A registration will not count as a Demand Registration until it has become effective unless (i) prior to such effective time the Holders requesting such Demand Registration withdraw all their Registrable Securities for any reason other than (A) the inability or unreasonable delay of the Company in having such registration statement become effective or (B) the disclosure of material adverse information regarding the Company that was not known by the Holders at the time the Demand Request was made and (ii) the Demand Holder elects not to pay all the Company's out-of-pocket Registration Expenses in connection with such withdrawn registration. If, after such registration has become effective, an offering of Registrable Securities pursuant to a registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will not count as a Demand Registration.

                       (c) SELECTION OF UNDERWRITERS. The offering of Registrable Securities pursuant to a Demand Registration may be in the form of a "firm commitment" underwritten offering. If the Selling Holders so indicate, they shall select the managing Underwriter and such additional Underwriters to be used in connection with the offering; PROVIDED that such selections shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

                       (d) PRIORITY ON DEMAND REGISTRATIONS. No securities to be sold for the account of any Person (including the Company) other than a Holder shall be included in a Demand Registration if the managing Underwriter or Underwriters shall advise the Selling Holders that, in its or their judgment, the inclusion of such securities may adversely affect the price or success of the offering in any significant or material respect (a "Registration Material Adverse Effect"). Furthermore, in the event the managing Underwriter or Underwriters shall advise the Demand Holder that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Securities proposed to be included in such Demand Registration by Holders electing to participate is sufficiently large to cause a Registration Material Adverse Effect, the Registrable Securities of such Holders to be included in such Demand Registration shall be allocated PRO RATA among such Holders on the basis of the number of outstanding shares of Common Stock requested to be included in such registration by each such Holder.

                  6.4  PIGGY-BACK REGISTRATION.

                       (a) Subject to the provisions of the Agreement, if the Company proposes to file a registration statement under the Securities Act, including a Demand Registration, with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the SEC or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than thirty (30) days before the anticipated initial filing date of such registration statement), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (a "Piggyback Registration"). Subject to Section 6.4(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering; provided, however, that the Company may at any time withdraw or cease proceeding with such registration. Each Holder of Registrable Securities shall be permitted to withdraw all or part of such Holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

                       (b) The Company shall use all commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 6.4(a) ("Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Holder's Piggyback Securities in such offering unless such Holder accepts the terms of the underwriting agreement between the Company and the managing Underwriter or Underwriters and otherwise complies with the provisions of Section 6.10 below. If such offering is a Demand Registration pursuant to Section 6.3(a), then the provisions of Section 6.3(d) shall apply. In all other offerings that are underwritten, if the managing Underwriter or Underwriters of such proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to cause a Registration Material Adverse Effect, then in such event the securities to be included in such offering shall be allocated first to the Company, and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such Registration Material Adverse Effect, PRO RATA among the holders of Piggyback Securities on the basis of the number of outstanding shares of Common Stock requested to be included in such registration by each such holder.

                  6.5  REGISTRATION ON FORM S-3.


                       (a) At any time following the six month anniversary of the Closing, the Holders shall each have the right to request an unlimited number of registrations on Form S-3 (or any equivalent successor form), provided, however, that such right shall be suspended for any period during which there is an effective registration statement outstanding pursuant to
Section 6.3 or 6.4 hereof. Any such request shall be in writing, shall specify the Registrable Securities intended to be sold or disposed of by the Holders thereof, shall state the intended method of disposition of such Registrable Securities by the Holder(s) requesting such registration and shall relate to Registrable Securities having proposed gross cash offering proceeds (prior to deduction of underwriters commissions and expenses, if any) of Five Hundred Thousand Dollars ($500,000) or more for all Registrable Securities to be included, on the basis of a reasonable (in light of the current market price) proposed per share offering price.

                       (b) Upon receipt of such request, the Company shall (i) promptly give written notice of the proposed registration to all other Holders, and (ii) be obligated to effect such registration or registrations on Form S-3 as soon as practicable after receipt of such a request so as to permit the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect the filing of a registration pursuant to this
Section 6.5 during the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pertaining to a public offering of Common Stock for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that, in the good faith judgment of the Company's Underwriter for an underwritten offering or of the Board for any other offering, an offering pursuant to such a registration statement would interfere in any material respect with the successful marketing (including pricing) of the Common Stock to be included in the Company's proposed registration statement, or (ii) if the Board shall determine in good faith that such filing will interfere in any material respect with a pending or contemplated financing, merger, sale or assets, recapitalization or other similar corporate action of the Company. The Company shall be entitled to exercise only one (1) such right of deferral in any 12-month period. In the event the Company's obligations are abated pursuant to the foregoing PROVISO, and if any of the Holders on whose behalf the requested registration statement would be filed and who were unable to have all of the Registrable Securities included in the Company's registration statement pursuant to Section 6.4 then want such registration statement to be filed, the Company shall use its best efforts to file such registration statement as promptly as practicable following (x) one hundred eighty (180) days after the effective date of the registration statement with respect to the offering referred to in clause
(i) above, or (y) the date on which the transactions referred to in clause (ii) above shall have been completed or abandoned (as the case may be).

                       (c) The Company shall not be obligated to file and cause to become effective more than one (1) registration on Form S-3 in any twelve
(12) month period pursuant to the provisions of this Section 6.5. No registration pursuant to this Section 6.5 shall count as a Demand Registration pursuant to Section 6.3.

                  6.6  HOLDBACK AGREEMENTS; DEFERRAL.

                       (a) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any direct or indirect (including through derivative transactions) sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during a period of up to ninety (90) days if requested by the managing underwriters beginning on, the effective date of any registration statement which includes Registrable Securities (unless such sale or distribution is pursuant to such registration statement).

                       (b) DEFERRAL OF FILING. The Company may defer the filing (but not the preparation) of a registration statement required by Section 6.3 until a date not later than forty-five (45) days after the Required Filing Date if (i) at the time the Company receives the Demand Request, the Company is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, or (ii) prior to receiving the Demand Request, the Board had determined to effect a registered underwritten public offering of the Company's equity securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting the managing Underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 6.6(c) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 6.6(c), the Company shall promptly, upon determining to seek such deferral, deliver to the Demand Holder a certificate signed by the President of the Company stating that the Company is deferring such filing pursuant to this Section 6.6(c) and the basis therefor in reasonable detail (subject to applicable confidentiality requirements). Within twenty days after receiving such certificate, the Demand Holder may withdraw such request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 6.5(c) only once during any twelve-month period.

                  6.7 REGISTRATION PROCEDURES. Until the Company has fulfilled its obligation to the Holders pursuant to Section 6.2 herein, and whenever the Holders have requested that any Registrable Securities be registered pursuant to any other applicable provision of this Section 6, the Company will, at its expense, use its best efforts to effect the registration of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as practicable:

                       (a) prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all commercially reasonable efforts and proceed diligently and in good faith to cause such filed registration statement to become effective under the Securities Act; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to all Selling Holders and to one counsel reasonably acceptable to the Company selected by the Selling Holders, copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; provided, that in connection with a

Demand Registration, the Company shall not file any registration statement or prospectus, or any amendments or supplements thereto, if the Demand Holder, its counsel, or the managing Underwriters shall reasonably object, in writing, on a timely basis.

                       (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective pursuant to Section 6.2(c) or Section 6.3 for a period (except as provided in the last paragraph of this Section 6.7) of not less than one hundred eighty
(180) consecutive days or, if shorter, the period terminating when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Holders thereof set forth in such registration statement;

                       (c) furnish to each such Selling Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder;

                       (d) notify the Selling Holders promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose;
(iv) if at any time the representations or warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 6.7(i) below cease to be true and correct in any material respect; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                       (e) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

                       (f) cooperate with the Selling Holders and the managing Underwriter or Underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depositary Trust Company; and enable such Registrable Securities to be registered in such names as the managing Underwriter or Underwriters may request prior to any sale of Registrable Securities;

                       (g) use commercially reasonable efforts to register or qualify such Registrable Securities as promptly as practicable under such other securities or blue sky laws of such jurisdictions as any Selling Holder or managing Underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder or managing Underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to
(i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g); (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

                       (h) use commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities of the Company to enable the Selling Holder or Selling Holders thereof to consummate the disposition of such Registrable Securities;

                       (i) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                       (j) make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors'), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public;

                       (k) use commercially reasonable efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Selling Holders of a majority of the shares of Registrable Securities being sold or the managing Underwriter or Underwriters reasonably requests;

                       (l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                       (m) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted on any inter-dealer quotation system on which similar securities issued by the Company are then quoted;

                       (n) if any event contemplated by Section 6.7(d)(vi) above shall occur, as promptly as practicable prepare a supplement or amendment or post-effective amendment to such registration statement or the related prospectus or any document incorporated therein by reference or promptly file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                       (o) cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and in the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter," or any Selling Holder.

                  Each Selling Holder shall promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                  Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.7(d)(vi) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.7(n) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 6.7(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 6.7(d)(vi) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 6.7(n) hereof.

                  6.8  REGISTRATION  EXPENSES.  Subject  to  the  provisions  in
Section 6.3(b) above with respect to a Demand Registration, in connection with the Company's Obligations to register Registrable Securities under Section 6.2 or any Demand Registration or Piggyback Registration hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.),
(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing of the Registrable Securities on an exchange or the quotation of the Registrable Securities on an inter-dealer quotation system, (f) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters requested pursuant to Section 6.7(k) hereof), (g) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and (h) reasonable fees and expenses, up to $15,000 and upon the submission to the Company of reasonably detailed invoices, of one counsel reasonably acceptable to the Company selected by the Selling Holders incurred in connection with the registration of such Registrable Securities hereunder and
(i) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in any offering pursuant to Schedule E to the By-laws of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (b), (h) or (i) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any Underwriter.

                  6.9  INDEMNIFICATION; CONTRIBUTION.

                       (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, agents, general and limited partners, and employees of each Selling Holder and each such controlling person from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 6.9(a).

                       (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each Selling Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, agents and employees of the Company and each such controlling Person to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities. The liability of any Selling Holder under this Section 6.9(b) shall be limited to the aggregate cash and property received by such Selling Holder pursuant to the sale of Registrable Securities covered by such registration statement or prospectus.

                       (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person entitled to indemnification under Section 6.9(a) or 6.9(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification under
Section 6.9(a) or 6.9(b) above (an "Indemnifying Party"), the Indemnified Party shall give prompt notice to the Indemnifying Party and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all reasonable expenses of such defense. Such Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the Indemnifying Party fails promptly to assume the defense of such action or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and Indemnifying Party (or an affiliate of the Indemnifying Party), and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party). Notwithstanding the foregoing, the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable at any time for the fees and expenses of more than one separate firm of attorneys (together in each case with appropriate local counsel). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action of proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Party from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such action or proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

                       (d) CONTRIBUTION. If the indemnification provided for in this Section 6.9 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 6.9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first two sentences of this Section 6.8(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in Sections 6.8(a) and 6.8(b) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6.8(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  6.10 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder
(a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

                  6.11 RULE 144. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

                  6.12 TRANSFER OF REGISTRATION RIGHTS. The rights set forth in Sections 6.2, 6.3, 6.4 and 6.5 hereof (and all rights relating thereto) may be assigned by any Investor to an affiliate thereof.

7.  MISCELLANEOUS.

                  7.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for one year from the date hereof and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

                  7.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to agreements entered into and performed entirely in the State of Delaware by residents thereof.

                  7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; PROVIDED, HOWEVER, that the rights of the Investors to purchase Series D Shares and the Warrants to be issued in connection therewith (but not the Common Stock underlying either such security, which shall not require the prior consent of the Company to transfer) shall not be assignable without the prior written consent of the Company.

                  7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Series D Shares. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                  7.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and be sent (a) if to the Investors, at the Investors' address set forth opposite each Investor's name on EXHIBIT A or EXHIBIT B hereto (as the case may be) or as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of any Series D Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Series D Shares who has so furnished an address to the Company, or (c) if to the Company, at its address set forth on the first page of this Agreement addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors. All notices and other communications shall be deemed effectively given on the earliest of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

                  7.6 NO IMPLIED RIGHTS. Nothing herein express or implied, is intended to or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the parties hereto and their affiliates, any interests, rights, remedies or other benefits with respect to or in connection with any agreement or provision contained herein or contemplated hereby.

                  7.7 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to the Investors upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Investors, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

                  7.8 EXPENSES. The Company shall pay its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. The Company shall pay the reasonable expenses and legal fees incurred on behalf of Janney with respect to this Agreement and the transactions contemplated hereby up to $50,000 and subject to a reasonably detailed invoice.

                  7.9 FINDER'S FEE. The Company and each Investor shall indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder's fee (including the costs, expenses and legal fees of defending against such liability) for which the Company or each

Investor, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

                  7.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

                  7.11 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; PROVIDED that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  IN WITNESS WHEREOF, the parties have executed this Series D Convertible Preferred Stock and Non-Detachable Warrant Purchase Agreement as of the date first above written.

                                 V-ONE CORPORATION

                                 BY:   /s/  Margaret E. Grayson
                                       ------------------------
                                       TITLE: President and CEO


                                 JANNEY MONTGOMERY SCOTT LLC, AS
                                 NOMINEE FOR THOSE INVESTORS LISTED ON EXHIBIT A ATTACHED HERETO

                                 BY:   /s/ William L. Rulon-Miller
                                       ----------------------------
                                       TITLE: Senior Vice President
                                              Co-Director Investment Banking

                                    EXHIBIT A

                          SCHEDULE OF JANNEY INVESTORS

                                    EXHIBIT B

                           SCHEDULE OF OTHER INVESTORS

                                    EXHIBIT C

                         CERTIFICATE OF DESIGNATIONS OF
                      SERIES D CONVERTIBLE PREFERRED STOCK

                                    EXHIBIT D

                                 FORM OF WARRANT

                                    EXHIBIT E

                             SCHEDULE OF EXCEPTIONS

SECTIONS 2.16 AND 2.21

In order to assist the Company in focusing its sales efforts on large enterprises, in particular a selected group of large network integrators and Internet service providers, the Company recently retained MindSquared, LLC. Clint Heiden, a Senior Consultant at MindSquared, LLC, is primarily responsible for assisting the Company in its marketing efforts. Mr. Heiden is the son of Heidi Heiden, a Director of V-ONE and a partner in MindSquared, LLC. James McManus, a director of V-ONE, is also a partner in MindSquared, LLC.

The Company's consulting agreement with MindSquared, LLC commenced on November 27, 2000, terminates on March 31, 2001, and may be extended by agreement of the parties. It provides for a maximum payment of $200,000 over the term of the agreement. The agreement also provides for the issuance of warrants to MindSquared, LLC to purchase the Company's common stock upon the execution of the agreement and for the issuance of additional warrants to purchase the Company's common stock upon the achievement of various marketing goals. The purchase price for all such warrants is the fair market value of the Company's common stock on the date the warrants are issued. No additional warrants have been issued to MindSquared, LLC and no amount is payable to MindSquared, LLC in connection with the Series D offering.

SECTIONS 2.8 AND 2.23

1. The Company is currently party to an employment agreement with Margaret E. Grayson dated July 1, 1999 whereby the Company employs Ms. Grayson as President and Chief Executive Officer. The agreement is terminable upon written notice to Ms. Grayson by the Board of Directors. Ms. Grayson is a participant in the Company's stock option plan.


2. The Company is currently party to an employment agreement with John F. Nesline dated October 18, 2000 whereby the Company employs Mr. Nesline as Chief Financial Officer. The agreement terminates on October 17, 2001. Mr. Nesline is a participant in the Company's stock option plan.


3. The Company is currently party to an employment agreement with Jieh-Shan Wang dated October 18, 2000 whereby the Company employs Mr. Wang as Chief Scientist. The agreement terminates on October 17, 2001. Mr. Wang is a participant in the Company's stock option plan.

4. The Company is currently party to an employment agreement with Christopher Brook dated October 18, 2000 whereby the Company employs Mr. Brook as Chief Technical Officer. The agreement terminates on October 17, 2001. Mr. Brook is a participant in the Company's stock option plan.


5. The Company is currently party to an employment agreement with James Boyle dated October 18, 2000 whereby the Company employs Mr. Boyle as Vice President of Engineering. The agreement terminates on October 17, 2001. Mr. Boyle is a participant in the Company's stock option plan.


6. The Company is currently party to an employment agreement with Douglas Hurt dated October 18, 2000 whereby the Company employs Mr. Hurt as Director of Government Sales. The agreement terminates on October 17, 2001. Mr. Hurt is a participant in the Company's stock option plan.


7. The Company is currently party to an employment agreement with Martha Bjelland dated October 18, 2000 whereby the Company employs Ms. Bjelland as Director of Investor Relations. The agreement terminates on October 17, 2001. Ms. Bjelland is a participant in the Company's stock option plan.


Section 2.18
------------

The Company is party to an engagement letter with Janney Montgomery Scott LLC ("Janney") dated February 12, 2001 whereby the Company engaged Janney to provide certain financial advisory and investment banking services in relation to the Series D offering. Pursuant to the engagement letter, the Company will pay
Janney a financial advisory fee equal to 5.0% of any capital raised through private equity funds and 7.0% of any capital raised through Janney's retail system. The arrangement is terminable thirty days after written notice by either party.

                                    EXHIBIT F

                                LEGAL OPINION OF
                           KIRKPATRICK & LOCKHART LLP

















                                       F-1